BlackRock Global SmallCap Fund, Inc.

(the “Fund”)

Supplement dated September 28, 2012
to the Fund’s Prospectus and Summary Prospectus, each dated October 28, 2011

Effective October 1, 2012, the Fund will change the benchmark against which it measures its performance from the MSCI World Small Cap Index to the MSCI All Country World Small Cap Index. Fund management believes the MSCI All Country World Small Cap Index more accurately reflects the investment strategy of the Fund. The MSCI All Country World Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. For the one-, five- and ten-year periods ended December 31, 2010, the average annual total returns for the MSCI All Country World Small Cap Index were 26.28%, 6.73% and 9.42%, respectively.

Shareholders should retain this Supplement for future reference.